       As filed with the Securities and Exchange Commission on December 18, 2000
                                        Securities Act Registration No. 33-10451
                                Investment Company Act Registration No. 811-4920

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                        Post-Effective Amendment No. 22         X

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                        Amendment No. 24        X
                        (Check appropriate box or boxes)

                               WASATCH FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 708-7228

           SAMUEL S. STEWART, JR.                                 Copy to:
            Wasatch Funds, Inc.                     Michael J. Radmer, Esq.
      10 Social Hall Avenue, 4th Floor              Dorsey & Whitney LLP
         Salt Lake City, Utah  84101                220 South Sixth Street
  (Name and Address of Agent for Service)     Minneapolis, Minnesota 55402-1498


     It is proposed that this filing will become effective:

( X )    immediately upon filing pursuant to paragraph (b)

(   )    on (date) pursuant to paragraph (b)

(   )    60 days after filing pursuant to paragraph (a)(1)

(   )    on (date) pursuant to paragraph (a)(1)

(   )    75 days after filing pursuant to paragraph (a)(ii)

(   )    on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

       ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

TABLE OF CONTENTS
-----------------

OBJECTIVE, STRATEGIES AND RISKS OF THE WASATCH GLOBAL TECHNOLOGY FUND  . . . . . . . . . . . . . . . .2
FEES AND EXPENSES OF THE WASATCH GLOBAL TECHNOLOGY FUND   . . . . . . . . . . . . . . . . . . . . . . 4
MORE ABOUT THE WASATCH GLOBAL TECHNOLOGY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
PRINCIPAL RISKS OF INVESTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
MANAGEMENT OF WASATCH FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   Management Fees and Expense Limitations   .  . . . . . . . . . . . . . . . . . . . . . . . . . . .11
   Co-Managers   .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
   Research Team  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
   Additional Service Providers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
SHAREHOLDER'S GUIDE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
   To Open a New Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
   Individual Retirement Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   To Purchase Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
   Automatic Investment Plan (AIP) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
   To Redeem Shares . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   Signature Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
   How Fund Shares are Priced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
SHAREHOLDER SERVICES AND ACCOUNT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
   Online Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
   Shareholder Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
   Account Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
   Telephone Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
   Registration Changes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
   Address Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . .25
GUIDE TO UNDERSTANDING FUND PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
GLOSSARY OF INVESTING TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
OTHER IMPORTANT INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31



Not part of the Prospectus

                              WASATCH FUNDS, INC.

                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700


 ................................................................................

                         WASATCH GLOBAL TECHNOLOGY FUND


                               DECEMBER 18, 2000


   This prospectus is designed to provide you with important information about the Wasatch Global Technology Fund, a no-load mutual fund offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

   An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   To aid your understanding we have provided a "Glossary of Investing Terms" that can be found on page 28 of this prospectus. Words that are italicized within the text of the prospectus are defined in the glossary.













   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                    Prospectus 1

WASATCH GLOBAL TECHNOLOGY FUND

OBJECTIVE

     LONG TERM GROWTH OF CAPITAL.

STRATEGY

     INVEST IN DOMESTIC AND FOREIGN TECHNOLOGY COMPANIES.

     Under normal market conditions, the Fund will invest primarily in the common stocks of technology companies based in at least three countries including the United States.


     We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

     Typically, the Fund will invest a significant portion of its assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.

     Wasatch analysts will use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

     The Fund may invest in other securities including preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings (IPOs).


PRINCIPAL RISKS

     The main risk to you as a shareholder is that it is possible to lose money by investing in the Fund.

     MARKET RISK. As with all funds that invest in common stocks, the Fund is subject to market risk. This is the risk that stock prices may decline significantly over short or extended periods of time.

     FOREIGN SECURITIES. Investing in the stocks of foreign companies involves risks not associated with investments in U.S. companies. These may include currency fluctuation and conversion costs, local withholding and other taxes, different financial reporting practices and regulatory standards, higher trading costs, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

     EMERGING SECURITIES MARKETS. The Fund may also invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

     SMALL COMPANIES. Although the Fund may invest in companies of any size, we expect a significant percentage of the Fund's assets to be invested in small companies. These companies may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of small companies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.

     EARLY STAGE COMPANIES. The Fund may invest in companies that are in the early stages of development. These companies are subject to the risks listed above for small companies. In addition, early stage companies may be more risky because they may not be currently profitable. There is no guarantee that they

2 Prospectus
will become profitable or will be able to obtain necessary financing. They may rely on largely untested business plans. They may not be successful in developing markets for their products and services.

     TECHNOLOGY COMPANIES. Although the Fund does not limit its investments to specific industries, its focus on technology means that companies in which it invests will often react similarly to certain market or economic pressures.

     In general, the technology sector tends to be extremely competitive. Rapid new developments could cause a company's products or services to fall out of favor or become obsolete in a short period of time.

     Many technology companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. Some companies may have relatively short product cycles and many products may not become commercially successful.


     The Fund may also invest in medical technology companies. These companies are subject to many of the same risks as other technology companies. In addition, they may be subject to government regulations and may rely on governments for reimbursement or approval of products and services.

     INITIAL PUBLIC OFFERINGS (IPOS). Investing in IPOs involves a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs may have limited operating histories and their prospects for future profitability may be uncertain. Prices of IPOs may be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


     NON-DIVERSIFICATION. The Fund is non-diversified. This means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

     The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with global investments in technology companies.

PERFORMANCE

     Ordinarily, this section of a prospectus contains information that would allow you to evaluate the Fund's performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns compared to a relevant benchmark. However, the Wasatch Global Technology Fund is newly formed and has no history that can be used by investors to evaluate performance.

                                                                    Prospectus 3

FEES AND EXPENSES OF THE WASATCH GLOBAL TECHNOLOGY FUND
 ................................................................................

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and other Distributions                                            None
Redemption Fee (on shares held less than two months)                            2.00%
Wire Redemption Fee                                                          $7.50 each
Annual IRA Maintenance Fee(1)                                           $12.50 per account
IRA Distribution Fee(2)                                                      $15.00 each
Exchange Fee                                                                    None
Maximum Account Fee                                                             None



(1) Wasatch Funds IRAs of $10,000 or more are exempt. Fee is capped at $25.00 per Social Security Number, per account type.


(2) Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)



MANAGEMENT FEES                                 1.50%
DISTRIBUTION (12B-1) FEES                       None
OTHER EXPENSES(1)                               0.88%
TOTAL ANNUAL FUND OPERATING EXPENSES(1)         2.38%



(1) Other Expenses and Total Annual Fund Operating Expenses are based on estimated Fund expenses for its first fiscal year before any reimbursements by the Advisor. The Advisor has voluntarily agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least September 30, 2001. See "Management Fees and Expense Limitations" on page
     11. Taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses for the Fund are estimated to be 1.07% and 1.95%, respectively.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                1 YEAR                  3 YEARS
                                                ------                  -------
Global Technology Fund                            $241                     $742

The above example does not reflect any voluntary reimbursements by the Advisor.


4  Prospectus

MORE ABOUT THE WASATCH GLOBAL TECHNOLOGY FUND

     More information about the investment objective, principal investment strategies and principal risks of the Wasatch Global Technology Fund is provided below. The Fund's principal investment strategies are those that we believe are most likely to be important in trying to achieve the Fund's investment objective. You should note that the Fund may also employ strategies and invest in securities that are not described below. Please see the Statement of Additional Information (SAI) for a discussion of these strategies,securities and their risks.

INVESTMENT PROCESS

     Stocks for the Wasatch Global Technology Fund are recommended by an experienced in-house research team. The Fund's Co-Managers ensure that investments are compatible with the Fund's investment objective and strategies.


     The Wasatch Research Team uses a "bottom-up" process of fundamental securities analysis. This means the team seeks to identify individual companies with outstanding investment potential.

     The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite company visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

CASH POSITION

     If the research team is unable to locate attractive investment opportunities, or when we consider market conditions to be unfavorable for profitable investing, the Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments. In other words, the Fund does not always stay fully invested in stocks. As a temporary defensive position, the Fund may invest up to 100% of its assets in cash or money market instruments.


     When the Fund increases its position in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. The Fund may not achieve its investment objective when invested in cash.

PORTFOLIO TURNOVER

     The Fund generally intends to purchase securities for long term investment rather than short term gains. However, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the Co-Managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

     To a lesser extent, the Fund may purchase securities in anticipation of relatively short term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

WASATCH GLOBAL TECHNOLOGY FUND

CO-MANAGERS: Ajay Krishnan, CFA and Karey Barker, CFA

INVESTMENT OBJECTIVE

     The investment objective of the Wasatch Global Technology Fund is long term growth of capital.

                                                                    Prospectus 5

PRINCIPAL INVESTMENT STRATEGIES

UNDER NORMAL MARKET CONDITIONS, WE WILL:


o Invest at least 65% of the Fund's total assets in the equity securities of technology companies based in at least three countries including the United States. We define technology companies as companies whose primary business involves the application of science or technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

o Typically invest a significant portion of the Fund's assets in the securities of U.S. companies. Globally, the Fund may invest in securities of companies in countries with established or emerging securities markets.

o Use a process of "bottom-up" fundamental analysis to invest in individual companies of any size. However, because technology is a rapidly changing sector, we expect a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.

O Invest in other securities which may include preferred stocks, warrants and securities that can be converted into common or preferred stocks (convertible securities). The Fund may also participate in initial public offerings.


BUYING STOCKS

     We have defined two broad categories that we believe are critical to identifying technology companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that provide products or services related to science or technology.

IN SEEKING COMPANIES THAT POSSESS VALUABLE INTELLECTUAL PROPERTY, WE LOOK FOR:

o Companies that have developed, invented or otherwise own or control patented, proprietary or leading technologies.

o Technology that we believe has feasible applications with significant economic potential.

o Superior management that we believe will be able to capitalize on the technology's potential value.

o    Management that has a substantial ownership interest in the company.

o Stocks that we believe are rationally priced based on our assessment of the technology's future prospects.

IN SEEKING COMPANIES THAT PROVIDE PRODUCTS OR SERVICES RELATED TO SCIENCE OR TECHNOLOGY, WE LOOK FOR:

o Companies that are applying new technologies or using technology to gain a competitive advantage.

o Companies that, in our opinion, have outstanding growth potential and can increase sales and earnings significantly faster than average companies.

O Companies that are market leaders or potential market leaders in their industries.

O Superior management that we believe will be successful in applying science or technology to gain a competitive advantage.

O    Management that has a substantial ownership interest in the company.

O Superior financial characteristics and controls including high return on capital, strong cash flow and low use of debt.

O Stocks that we believe are rationally priced based on our assessment of current sales, earnings and growth rates.



6 Prospectus

SELLING STOCKS

WE ARE LIKELY TO SELL A STOCK WHEN:

o    the rationale we used to buy the stock is no longer valid

o    the stock becomes overpriced

o    we believe another stock has better investment potential

OTHER INVESTMENT STRATEGIES

     The Fund may borrow from banks for various purposes including buying securities. Borrowing to buy securities is known as leveraging. The Fund does not expect borrowings to exceed 10% of net assets.

     To a limited extent, the Fund's equity investments may include illiquid securities such as private placements and derivatives such as options, futures and forwards. The Fund's derivative instruments may be used for hedging purposes or for non-hedging purposes such as seeking to enhance return.

     To a limited degree, the Fund may engage in short sales of securities.

     The risks of these investments and strategies are discussed in the following section and in the SAI.

PRINCIPAL RISKS OF INVESTING

     The following discussion is intended to help you better understand the risks associated with the Wasatch Global Technology Fund's principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect the Fund's net asset value and its total return. Please read this section carefully.

RISKS OF FOREIGN SECURITIES

     The Fund's global focus means it will invest in the stocks of companies based outside the United States. Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies.

     FOREIGN MARKET RISK. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

     CURRENCY RISK. The U.S. dollar value of the Fund's assets may be affected by foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency may change the U.S. dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

     POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

     REGULATORY RISK. Foreign companies that are not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.


                                                                    Prospectus 7

     FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.

EMERGING SECURITIES MARKETS

     The Fund may also invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. These investments are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

MARKET RISK

     The Wasatch Global Technology Fund invests in common stocks. Stock prices may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain stocks such as growth or value stocks, or only a particular company, industry, or sector of the market.

COMPANY RISK

     The Fund invests in individual stocks. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investors' perceptions regarding a company.

SMALL COMPANIES

     The Wasatch Global Technology Fund may invest in the common stocks of small companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.

     The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by the Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

     Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500(R) Index.

EARLY STAGE COMPANIES

     The Fund may invest in companies that are in the early stages of develop-


                                                                    8 Prospectus
ment. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

RISKS OF GROWTH STOCKS

     The Fund invests in "growth stocks."These "growth stocks" typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore,their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assessment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.


HIGH GROWTH COMPANIES

     The Fund may invest a significant portion of its assets in the stocks of high growth companies. We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.

TECHNOLOGY COMPANIES

     Although the Fund does not limit its investments to specific industries or sectors, its focus on technology means that companies in which it invests will often react similarly to certain market or economic pressures. Investments may include companies in the computer, software, semiconductor, electronics, communications and chemical industries as well as medical technology companies in the biotechnology, pharmaceutical and medical products industries.

     In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

     The Fund's investments in medical technology companies are subject to many of the same risks as other technology companies. In addition, certain companies, such as pharmaceutical, biotechnology and medical device companies, rely on government agencies such as the Food & Drug Administration (FDA) for approval of their products and services before they can be brought to market.

     The financial success of certain medical products and services may depend on approval for reimbursement from government programs such as Medicare. In addition, many medical technology companies are subject to government regulations. The rise of managed health


                                                                    Prospectus 9
care has resulted in increased price pressure throughout the industry.

     Many products and services of medical technology companies may become rapidly obsolete due to technological and scientific advances.


INITIAL PUBLIC OFFERINGS (IPOS)

     The Fund's investments may include common stocks purchased in Initial Public Offerings (IPOs). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

NON-DIVERSIFICATION RISK

     The Wasatch Gobal Technology Fund is a non-diversified fund which means it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

RISKS OF OTHER INVESTMENT STRATEGIES

LEVERAGING

     Borrowing to purchase securities is known as leveraging. The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of the Fund's portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell securities it would normally keep in order to make interest payments.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its position in these securities.


     The Fund also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller U.S. companies, convertible securities, foreign securities and emerging markets securities. The Fund may experience a loss if it is unable to sell a security at a time and price that would be most beneficial.

DERIVATIVES

     To a limited extent, the Fund may use derivatives such as futures and options to hedge against certain risks like adverse movements in securities prices. The Fund may also use derivatives for

10 Prospectus
non-hedging purposes such as seeking to enhance returns.

     The goal of using derivatives will be to benefit the Fund. However, using derivatives could hurt the Fund's performance if the Advisor incorrectly judges such factors as the direction of securities prices. Risks associated with using derivatives are described in the SAI.

CURRENCY HEDGING

     The Fund may also use a variety of currency hedging techniques, including forward currency exchange contracts, to manage currency risk.

     The goal of using these techniques will be to benefit the Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates.

SHORT SALES

     To a limited extent, the Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all the Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund's returns or increase volatility.

MANAGEMENT OF WASATCH FUNDS

     The investment advisor (Advisor) for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of October 31, 2000, the Advisor had approximately $1.8 billion in assets under management.

     The Advisor is responsible for investing the Wasatch Global Technology Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund's business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

   The Fund has agreed to pay the Advisor a monthly management fee computed on average daily net assets of the Fund at the annual rate of 1.50%. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds can be found in the SAI.

   The Advisor has voluntarily agreed to limit the total expenses of the Fund at least through September 30, 2001, to 1.95% of average net assets computed on a daily basis. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these voluntary limitations on expenses any time after September 30, 2001.

CO-MANAGERS

     AJAY KRISHNAN, CFA, is Co-Manager of the Wasatch Global Technology and Ultra Growth Funds. Mr. Krishnan

                                                                   Prospectus 11
joined the Wasatch Research Team as a securities analyst in 1994. He is a Chartered Financial Analyst and holds a Master's degree in business from Utah State University and a Bachelor of Science degree in physics with a minor in mathematics from Bombay University.

     KAREY BARKER, CFA, is a Director of Wasatch Advisors and is Co-Manager of the Wasatch Global Technology Fund. In addition, she is Lead Manager of the Wasatch Ultra Growth Fund. Ms. Barker joined the Wasatch Research Team as a securities analyst in 1989. She is a Chartered Financial Analyst and holds a Bachelor of Arts degree in French and a Bachelor of Science degree in finance from the University of Utah.

RESEARCH TEAM

     Prior to 1995 the Wasatch Equity Funds were managed by the Wasatch Research Team, a team of analysts. In 1995 the team approach was modified and Lead or Co-Managers were named for each of Wasatch's Equity Funds. Currently, the Wasatch Research Team consists of four Lead Managers, three Co-Managers, and eight securities analysts. The Lead and Co-Managers are responsible for making investment decisions for their respective Funds in accordance with each Fund's primary investment objective and strategies. The Wasatch Research Team is responsible for analyzing securities and making investment recommendations.

     SAMUEL S. STEWART, JR., PHD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of the Advisor since 1975. Dr. Stewart is Lead Manager of the Wasatch Core Growth Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. He earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. Since 1975, Dr. Stewart has also served as a professor of finance at the University of Utah.

     JEFF CARDON, CFA, is Vice President and Director of Wasatch Funds and President and Director of the Advisor. He is Lead Manager of the Wasatch Small Cap Growth Fund. Mr. Cardon joined the Wasatch Research Team as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from the University of Utah.

     ROBERT GARDINER, CFA, is a Director of the Advisor and Lead Manager of the Wasatch Micro Cap Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Gardiner joined the Wasatch Research Team as a securities analyst in 1987. He is a Chartered Financial Analyst. Mr. Gardiner is a graduate of the University of Utah where he earned a Bachelor of Arts degree in physics with a minor in French and a Bachelor of Science degree in mathematics with a minor in chemistry.

     JIM LARKINS, MBA, is Co-Manager of the Wasatch Small Cap Value Fund. Mr. Larkins joined the Wasatch Research Team as a securities analyst in 1995. He holds a Master's degree in business and a Bachelor of Arts degree in economics from Brigham Young University.

     JB TAYLOR is Co-Manager of the Wasatch Core Growth Fund. Mr. Taylor joined the Wasatch Research Team as a securities analyst in 1996. Prior to joining Wasatch, Mr. Taylor was a full time student. He holds a Bachelor of Science degree in industrial engineering from Stanford University.


12 Prospectus

ADDITIONAL SERVICE PROVIDERS

ADMINISTRATOR
   Sunstone Financial Group, Inc.
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233-2301

TRANSFER AGENT
   Sunstone Financial Group, Inc.
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233-2301

CUSTODIAN
   UMB Bank, n.a.
   1010 Grand Boulevard
   Kansas City, MO 64106-2008

LEGAL COUNSEL
   Michael J. Radmer
   Dorsey & Whitney LLP
   220 South Sixth Street
   Minneapolis, MN 55402-1498

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Ave., Suite 1900
   Milwaukee, WI 53202-4107




                                                                   Prospectus 13

INVESTMENT MINIMUMS

To open a new account with an Automatic Investment Plan............................ $1,000
   Subsequent Automatic Investments
     Monthly........................................................................   $50
     Quarterly......................................................................  $100
For a new account without the Automatic Investment Plan.............................$2,000
   Subsequent Investments...........................................................  $100
Individual Retirement Account (IRA).................................................$1,000

SHAREHOLDER'S GUIDE

     This section provides information about how to invest in the Fund and the different types of accounts and services available through Wasatch Funds.

TO REACH WASATCH FUNDS BY PHONE

     If you have any questions about Wasatch Funds, the prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1 (800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.

TO REACH WASATCH FUNDS ONLINE

     We offer a number of services on our web site at WWW.WASATCHFUNDS.COM. From any computer with Internet access you can:

o    Download a current prospectus, new account application and other documents.

o Open certain types of new accounts and make online transactions. For more information see "Online Transactions" on page 24.

o Review current account information, check the past year's account history and make address changes or corrections when you fill out the appropriate online form and submit it electronically to Wasatch Funds.

o Sign up to receive quarterly statements, confirmations, annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form.

o    Review the Fund's daily Net Asset Value (NAV) and performance.

o Check the Fund's Top 10 Holdings as of the most recent calendar quarter end.

o    E-mail us your questions and comments.

TO OPEN A NEW ACCOUNT


o    Read the prospectus carefully.

o    Complete and sign the new account application included with the prospectus.

o    See chart above for investment minimums.

o Be sure to provide your Social Security or Taxpayer Identification Number on the new account application.

o New account applications are also available directly from Wasatch Funds by calling a Shareholder Services Representative at 1 (800) 551-1700 or by visiting our web site at WWW.WASATCHFUNDS.COM.

o Certain types of new accounts may be opened online. For more information see "To Purchase Shares Online" on page 17.

o New accounts are subject to acceptance by Wasatch Funds. Make your check payable to Wasatch Funds and send it along with your completed application to:


WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172



14 Prospectus

     To send your check and application by express or certified mail:

WASATCH FUNDS
803 WEST MICHIGAN STREET, SUITE A
MILWAUKEE, WI 53233-2301

OPENING NEW ACCOUNTS BY WIRE

     Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.

TYPES OF ACCOUNT OWNERSHIP


     By completing a new account application you can establish one of three types of accounts:


     INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts are owned by two or more people and are JTWROS (Joint Tenants with Right of Survivorship) unless otherwise specified.

     GIFT TO MINOR. This is a custodial account managed for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the new account application.

     CORPORATION, PARTNERSHIP,TRUST OR OTHER ENTITY. You must provide the name of the entity and the Taxpayer Identification Number. The new account application must be signed by an authorized officer of the corporation or other entity or a trustee. To open a corporate account, a corporate resolution must be provided with the application. Certain account privileges require additional documentation. Please call a Shareholder Services Representative at 1(800) 551-1700 for more information. Accounts for corporations, partnerships, trusts or other entities may not be opened online.

INDIVIDUAL RETIREMENT ACCOUNTS

     If you are eligible, you may set up your Wasatch Funds account under a tax-sheltered retirement plan. To request a Wasatch Funds IRA Information Kit and application, please call 1 (800) 551-1700 or write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172


     Wasatch Funds' minimum initial investment for an IRA is $1,000. There is no charge to set up an IRA account, but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per Social Security Number, per account type.


     IRA accounts may not be opened online. However, additions to existing IRA accounts may be made online. The following is a short description of common types of IRA accounts offered by Wasatch Funds. Please refer to the Disclosure Statement and Custodial Agreement found in the IRA Information Kit for more detailed information on these retirement plans.

     TRADITIONAL IRA. Anyone under age 70 1/2 who earns compensation can contribute to a traditional IRA. You can also fund an IRA for your non-wage earning spouse. The key benefits:

o Depending on your income and whether you participate in a company retirement plan, all or part of your contribution may be tax-deductible.

o Taxes on your earnings and on any deductible contributions aren't imposed until you begin making withdrawals. That gives your earnings the potential to grow faster than in taxable accounts.

o Current tax law has also made it easier to withdraw from a traditional IRA without paying penalties, especially for first-time home purchases and expenses for higher education.

     ROTH IRA. Roth IRAs are different from traditional IRAs in several important ways:

o    Contributions are not tax deductible.

o    Earnings on amounts held in the

                                                                   Prospectus 15
account can be withdrawn tax-free if the assets remain in the IRA for at least five years and the IRA holder is at least 59 1/2, or meets other conditions, at the time of the withdrawal.

o    Contributions can be withdrawn anytime without tax or penalty.

     Roth IRAs are also available for non-wage earning spouses. The ability to make a contribution to a Roth IRA is phased out for individuals whose income exceeds specific limits.

     SIMPLE IRA. Individuals may establish SIMPLE IRAs through a qualifying employer. SECTION 403(B)(7) PLAN. This plan is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.

     Please call a Shareholder Services Representative at 1 (800) 551-1700 to ask about other retirement plans.

TO PURCHASE SHARES

     The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.


o    Purchase requests should be sent to:

     WASATCH FUNDS
     P.O. BOX 2172
     MILWAUKEE,WI 53201-2172

o Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the Transfer Agent.

o Checks must be made payable to Wasatch Funds and must meet minimum purchase requirements (see Investment Minimums on page 14).

o    There are no sales charges to purchase shares.

o    Purchases must be made in U.S. dollars and checks must be drawn on U.S.
     banks.

o You may add to established Wasatch Funds accounts by making investments of $100 or more.

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o See "Returned Check/Insufficient Funds Policy" on page 25 for Wasatch Funds' policy regarding checks or electronic transfers returned unpaid.

o    Wasatch Funds reserves the right to reject any specific purchase request.

o Telephone orders will only be accepted via electronic funds transfer from the Automated Clearing House (ACH), corporate accounts and broker-dealers who have been previously approved by Wasatch Funds.

o If a purchase is made by check, and a redemption is requested shortly there-after, payment may be delayed for up to seven business days to ensure that the check has cleared.

o Shares should be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.

o Keep in mind that redeeming shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 20.

o Selling or exchanging shares is considered a taxable event by the Internal Revenue Service. When you make these transactions you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor for information about possible tax consequences prior to making one of these transactions. When you hold mutual fund shares any dividends or distributions you receive are taxable. Please see "Taxes"on page 26 for more information about the taxation of dividends and distributions.


16 Prospectus

                                   IMPORTANT!

WASATCH FUNDS IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S.TREASURY 31% OF DIVIDEND PAYMENTS, CAPITAL GAIN DISTRIBUTIONS AND REDEMPTION PROCEEDS FOR ANY ACCOUNT ON WHICH THE OWNER PROVIDES AN INCORRECT TAXPAYER IDENTIFICATION NUMBER. APPLICATIONS WITHOUT A TAXPAYER IDENTIFICATION NUMBER WILL NOT BE ACCEPTED AND WILL BE RETURNED ALONG WITH THE PURCHASE CHECK.

TO PURCHASE ADDITIONAL SHARES BY MAIL

     Send your remittance to one of the addresses listed previously. Include the detachable form from your most recent statement. If you do not have the form, include a note stating the name of the account and the account number.


TO PURCHASE SHARES ONLINE

   You can purchase shares online at our web site at WWW.WASATCHFUNDS.COM.

o    Online purchases must meet the minimum investment requirements.

o    You may add to existing accounts in amounts of $100 or more.

o To open a new account online, please download a current prospectus and read it carefully before you invest.

o Complete the appropriate online application and submit it electronically to Wasatch Funds.

o When the Transfer Agent receives your online application, the amount you would like to invest will be withdrawn from your bank. You will receive a reference number for your transaction when you submit your application. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account"on page 14 and "How Fund Shares are Priced" on page 23.)

o The price of your shares will be determined the next time the Net Asset Value (NAV) is calculated after the Transfer Agent has received your request in good order.

o See "Returned Check/Insufficient Funds Policy" on page 25 for the Funds' policy regarding electronic transfers returned unpaid.

o Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.

o Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.


TO PURCHASE SHARES BY BANK-WIRE

     You can purchase shares by wiring money from your bank account to your Wasatch Funds account.

WIRING INSTRUCTIONS:
   UMB Bank, n.a.
   A.B.A. Number 101000695
   For credit to Wasatch Funds
   Account Number 987-060-9800
   For further credit to:
   (shareholder account number)
   (name or account registration)
   (Social Security or Tax Identification
      Number)
   (identify which Fund to purchase)

     To establish a new account by bank-wire please contact a Shareholder Services Representative at 1 (800) 551-1700 for instructions.

AUTOMATIC INVESTMENT PLAN (AIP)

o You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.

o Selecting this option when you open a new Fund account lowers the minimum initial investment to $1,000.


                                                                   Prospectus 17

o You may elect to have your automatic investments made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.

o You can begin investing automatically in an established Fund account by completing and returning an Automatic Investment Plan application, available from Wasatch Funds.

o It takes 15 business days after the receipt of your application for the plan to begin.

o    Send an unsigned, voided check or deposit slip along with your application.

o    Your financial institution must be a member of the Automated Clearing
     House.

o The bank or financial institution you designate can then begin debiting a preauthorized amount from your account on a specified date that will be used to purchase shares for your Fund account.

o No service fee is currently charged by Wasatch Funds for participating in the AIP.

o A $20 service fee will be imposed if your automatic investment withdrawal is returned unpaid for any reason.

o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS

o You may buy or sell shares of the Fund through an investment professional, including a broker who may charge you a transaction fee for this service.

o If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply.

o Certain features offered by Wasatch Funds, such as the minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.

o Once you have established an account through an investment professional, any subsequent transactions for, or questions about, that account must be made through your investment professional.

o The Advisor or the Fund may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Advisor or the Fund may compensate such firms in amounts based on assets of customers invested in the Fund.

TO EXCHANGE SHARES


o Shares of the Fund may be exchanged for shares of any other Wasatch Fund or the Northern U.S. Government Money Market Fund ("Money Market Fund") on any day the New York Stock Exchange (the "Exchange") is open for business.

o Before authorizing any investment in shares of other Wasatch Funds or the Money Market Fund you must obtain a copy of the Wasatch Funds prospectus or the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read the prospectus carefully before investing.

o Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds. O You may open a new account or purchase additional shares by making an exchange from an existing Fund account.

o    New accounts opened by exchange will have the same registration as



18 Prospectus
     existing accounts and are subject to the minimum initial investment requirements.

o    Additional exchanges may be made for $500 or more.

o Keep in mind that exchanging shares held less than two months will trigger the redemption fee. For more information see "Redemption Fee" on page 20.

o The price of shares being exchanged or purchased will be determined the next time the NAV is calculated after the Transfer Agent has received your exchange request in good order. For more information see "How Fund Shares are Priced" on page 23.

o Exchanges can be made by calling a Shareholder Services Representative at 1 (800) 551-1700 (if you have telephone privileges).

o    Exchanges can also be made online at our web site WWW.WASATCHFUNDS.COM.

o Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.


WRITTEN EXCHANGE REQUESTS

o    See "Instructions for Written Requests" on page 22.

TELEPHONE EXCHANGE REQUESTS

o Call 1 (800) 551-1700 to exchange shares (if you have telephone privileges).

o Accounts are automatically eligible for the telephone exchange option, unless you specify otherwise.

o    Wasatch Funds does not accept exchange requests made via FAX.

o It may be difficult to reach Wasatch Funds during periods of unusual market activity. If you are unable to contact the Funds by telephone, you may also exchange shares by mail, overnight express delivery or online at our web site WWW.WASATCHFUNDS.COM.

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY
MARKET FUND


o You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.

o Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.

o Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.

o There is a redemption fee for exchanging Wasatch Funds shares held less than two months. For more information see "Redemption Fee" on page 20.

o You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account.

o To utilize this option please call Wasatch Funds at 1 (800) 551-1700 for an application form.

o    There is no fee for this service.

o Any changes to the automatic exchange must be made 10 business days prior to the transaction.

o Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days the Funds calculate the NAV, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. For more information see "How Fund Shares are Priced"on page 23.

o    You will begin accruing income from the Money Market Fund the day



                                                                   Prospectus 19
     following the exchange.

o Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.


OTHER INFORMATION ABOUT EXCHANGES

o You may make four exchanges out of each Fund during a calendar year (excluding automatic monthly exchanges).

o Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.

o Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
     Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172.

o Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial advisor before deciding to make an exchange.

o Additional documentation and signature guarantees may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact Wasatch Funds for more information.

TO REDEEM SHARES


o    You may request that Wasatch Funds redeem all or a portion of your shares.

o The share price of your transaction will be determined the next time the NAV is calculated after the Transfer Agent has received your request in good order. For more information see "How Fund Shares are Priced" on page 23.

o    Redemption requests should be sent to:

     WASATCH FUNDS
     P.O. BOX 2172
     MILWAUKEE, WI 53201-2172

o Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the Transfer Agent.

o Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call Wasatch Funds at 1 (800) 551-1700 for additional information.

o If the account is worth less than the amount requested, the entire value of the account will be redeemed.

o Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of a redemption.

o    Wasatch Funds reserves the right to redeem in kind.

o Redeeming shares is considered a taxable event by the Internal Revenue Service. When you redeem shares you could realize a taxable capital gain or loss. You may want to consult your tax or other financial advisor prior to redeeming shares.

REDEMPTION FEE

o Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months.

o This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.

o If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

20 Prospectus

o The redemption fee does not apply to shares that were acquired through reinvestment of distributions.
o    401(k) plans are exempt from the redemption fee.

WRITTEN REDEMPTION REQUESTS

o    See "Instructions for Written Requests" on page 22.

o A signature guarantee is required for redemptions over $50,000. See "How to Obtain a Signature Guarantee" on page 23.

TELEPHONE REDEMPTION REQUESTS

o You may redeem shares in your account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (if you have telephone privileges).

o Accounts are automatically eligible for the telephone redemption option, unless you specify otherwise.

o Redemption requests for over $50,000 must be made in writing. (A signature guarantee is required.)

o    Wasatch Funds does not accept redemption requests made via FAX.

o Reaching Wasatch Funds by telephone during periods of unusual market activity may be difficult. If this is the case, you may redeem shares by mail, overnight express delivery or online.

ONLINE REDEMPTION REQUESTS

o You may redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000 online at WWW.WASATCHFUNDS.COM.


SYSTEMATIC WITHDRAWAL PLAN

o You may arrange to make monthly, quarterly or annual redemptions of $50 or more.

o Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.

o You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

o A Systematic Withdrawal Plan application is available from Wasatch Funds by calling 1 (800) 551-1700.

o Any changes made to your distribution information must be made in writing and signed by each account holder.

o    There is no charge to shareholders for using this plan.

o You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.

o Wasatch Funds may terminate or modify the plan after 60 days' written notice to shareholders.

o Changes in banking information require a signature guaranteed letter of instruction.

PLEASE NOTE!

     Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the plan exceeds the dividends credited to your account.

PAYMENT OF REDEMPTION PROCEEDS


o Payment will be mailed within seven days after the Transfer Agent receives your request in good order.

o Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.

o There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.

o Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months. 401(k) plans are exempt from the redemption fee. For more information see "Redemption Fee" on page 20.

                                                                   Prospectus 21

o Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.


SUSPENSION OF REDEMPTIONS

o The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason.

o The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission (SEC), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by the rules and regulations of the SEC, exists making it impracticable for Wasatch Funds to dispose of portfolio securities or fairly determine the Net Asset Value.

INSTRUCTIONS FOR WRITTEN REQUESTS

o    You can redeem or exchange shares by writing to Wasatch Funds.

o    Your request should be sent to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE,WI 53201-2172

o    Please include:

     Your name
     The Fund(s) name
     Your account number(s)
     The dollar amount or number of shares to be redeemed or exchanged Your daytime telephone number Signature(s) of all registered account owners. Be sure to sign your request exactly as your account is registered. Signature guarantee, if required.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

o INDIVIDUAL OR JOINT OWNER. Written instructions must be signed by each shareholder exactly as the names appear on the account registration.

o GIFT TO MINOR. Written instructions must be signed by the Custodian exactly as the name appears on the account registration.

o CORPORATION, PARTNERSHIP,TRUST OR OTHER ENTITY. Written instructions must be signed by the person(s) authorized to act on the account. Additional documentation may be required. Call 1(800) 551-1700 for information.

o INDIVIDUAL RETIREMENT ACCOUNTS. Written instructions must be signed by the account owner. Please see the Wasatch Funds IRA Information Kit for more detailed information, or call a Shareholder Services Representative at 1 (800) 551-1700.

SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. It is intended to protect shareholders and Wasatch Funds against fraudulent transactions by unauthorized persons.

   Signature guarantees are required by Wasatch Funds in the following cases:

o    To change your designated bank account or bank address.

o    To request a redemption in excess of $50,000 (must be made in writing).

o To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).

o Requests for redemption proceeds to be mailed to an address other than the address of record.

o Certain transactions on accounts involving executors, administrators, trustees or guardians.

o    Redemptions made within 30 days of an address change.

22 Prospectus

o    To change the registered account holders.

o    To add telephone privileges.

     WASATCH FUNDS RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION ABOUT SIGNATURE GUARANTEES, PLEASE CALL 1 (800) 551-1700.

HOW TO OBTAIN A SIGNATURE GUARANTEE

     You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.

   A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

HOW FUND SHARES ARE PRICED


o The Fund's share price changes daily, so the price of your shares will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.

o A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of the Fund's shares outstanding.

o The NAV is calculated each day the Exchange is open for trading. The NAV is determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.

o Shares of the Fund will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,Thanksgiving Day and Christmas Day.

o Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market.

o Securities for which there were no transactions are valued at the closing bid price.

o The Fund may hold portfolio securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

o Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor.

o Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

o Restricted securities,private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

WASATCH FUNDS AUTOMATED TELERESPONSE SERVICE

o    Call 1 (800) 551-1700 and follow the instructions.

o    Available 24 hours a day.

                                                                   Prospectus 23

ONLINE TRANSACTIONS

     The following transactions can be made online at Wasatch Funds' web site at WWW.WASATCHFUNDS.COM, by filling out the appropriate online form and submitting it electronically to Wasatch Funds:

o Add to your existing account in amounts of $100 or more. (Also see "To Purchase Shares Online" on page 17.)

o Exchange shares from one Wasatch Funds account into another in amounts of $500 or more. Exchange shares to open a new account. (Also see "To Exchange Shares" on page 18.)

o Redeem shares in your Wasatch Funds account(s) in amounts of $500 up to $50,000. (Also see "To Redeem Shares" on page 20.)

     The following accounts may be opened online and are eligible for online transactions: individual, joint and Uniform Gift to Minor (UGMA) or Uniform Transfer to Minor (UTMA).

O When the Transfer Agent receives your new account application electronically, the amount you would like to invest will be drawn from your bank. You will receive a reference number for your transaction when you submit your application. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. (Also see "To Open a New Account" on page 14 and "How Fund Shares are Priced" on page 23.)

o Individual Retirement Accounts (IRAs) may not be opened online. However, you may make online purchases of additional shares for existing Wasatch Funds IRAs.

o Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

SHAREHOLDER REPORTS

     Reports are mailed twice a year. You may elect to receive annual and semi-annual reports and prospectuses via e-mail by filling out the online consent form on Wasatch Funds' web site at WWW.WASATCHFUNDS.COM.


     Annual reports are dated September 30th, which is the close of Wasatch Funds' fiscal year. The annual report contains important information about the Fund, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and help keep shareholders up-to-date on the Fund's performance and portfolio holdings. Financial statements in the semi-annual report are unaudited.

     To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of shareholder reports are available by calling Wasatch Funds at 1 (800) 551-1700 or you may download them from our web site at WWW.WASATCHFUNDS.COM.

ACCOUNT STATEMENTS

     Account statements will be mailed quarterly. You may elect to receive quarterly statements via e-mail by filling out the online consent form on the Funds' web site at WWW.WASATCHFUNDS.COM. Wasatch Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly. Information regarding the tax status of income dividends and capital gain distributions will be mailed to shareholders on or before January 31st. Account tax information will also be sent to the Internal Revenue Service.

24 Prospectus

INVOLUNTARY REDEMPTION

     Wasatch Funds reserves the right to redeem shares held in any account if the Net Asset Value of the shares falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations.

     Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

TELEPHONE PROCEDURES

     You may initiate transactions by telephone. Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.

     Wasatch Funds and its agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.

     During periods of substantial economic or market change, it may be difficult to contact Wasatch Funds by telephone. If you are unable to contact the Funds by telephone, please consider sending written instructions.

TEMPORARY SUSPENSION OF SERVICES

     Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.


RETURNED CHECK/INSUFFICIENT FUNDS POLICY

     Wasatch Funds reserves the right to cancel a purchase if a check or electronic transfer does not clear your bank. The Funds will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.




REGISTRATION CHANGES

     To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a signature guarantee are required. For more information, call 1 (800) 551-1700.

ADDRESS CHANGES

     To change the address on your account, call 1 (800) 551-1700, visit our web site at WWW.WASATCHFUNDS.COM or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     In addition to any increase in the value of shares which a Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

     Dividends from stocks and interest

                                                                   Prospectus 25
earned from other investments are the Fund's main sources of ordinary income. Substantially all of the Fund's income, less expenses, is distributed at least annually as dividends to shareholders.

CAPITAL GAINS

     When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividends and capital gain distributions from a Fund are automatically applied to purchase additional shares of the Fund at the Net Asset Value per share on the payable date unless you have made a request in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a record date on or after the date the Transfer Agent receives notice of the election.

TAXES

     Dividends paid from the Fund's net investment income and net short term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.

     Distributions paid from the Fund's long term capital gains and designated as capital gain distributions generally are taxable as long term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objective and strategies, its distributions will consist primarily of capital gains.

     Dividends or capital gain distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share Net Asset Value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short term and is taxed at the same rates as ordinary income.

     Wasatch Funds is required to withhold and remit to the U.S.Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.


     The Fund may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.


WHEN YOU WILL RECEIVE TAX INFORMATION

     After the end of each calendar year, you will be sent information on redemptions, dividends and long term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long term capital gains.



26 Prospectus

GUIDE TO UNDERSTANDING FUND PERFORMANCE

     As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles.
This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Fund's performance.

     PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.

     AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

     YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

     Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

     DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. Funds that invest in the stocks of small and mid-size companies may perform differently than the Dow.

     NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in large technology stocks often reflect the performance of the Nasdaq.

     PSE TECHNOLOGY INDEX.R The PSE Technology 100 is a price-weighted, broad-based index comprised of 100


                                                                   Prospectus 27
listed and over-the-counter stocks from 15 industries (including computer hardware and software development, semi-conductors, networking, communications, and data storage and processing). The PSE is a leading market indicator used by mutual fund rating services, analysts, asset managers and private investors to gauge the performance of the technology sector of the U.S. equity market.


     RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This Index is a popular measure of the performance of small company stocks.


     RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

     S&P 500(R) INDEX. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.

GLOSSARY OF INVESTING TERMS

     This glossary provides definitions of terms as they pertain to investments made by the Fund. It also provides more detailed descriptions of some of the types of securities and other instruments in which the Fund may invest to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this prospectus or in the SAI.

     BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

     COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

     COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

     CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or



28 Prospectus

European Depositary Receipts) and broker-dealers (depositary shares.)

     DERIVATIVES are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.

     EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long-term, earnings growth is an important factor in stock price appreciation.

     EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

     FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short and long term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

     FORWARD CONTRACT is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract--as opposed to an options contract, where the owner has the choice of completing or not completing--a forward contract can be a cover for the sale of a futures contract.

     FUTURES CONTRACT is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange, using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before settlement date, which may happen if a trader waits to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

     HEDGE/HEDGING are techniques used to offset investment risk. Some hedging strategies used by the Fund may include futures contracts, put and call options, forward contracts and short selling. More information about the risks of using these techniques are included in the "Principal Risks of Investing" on page 7 of the prospectus and in the SAI.

     ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

     LEVERAGING is the practice of borrowing to purchase securities. The Global Technology Fund may borrow from banks for this purpose.

     LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.

     MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.

   MONEY MARKET INSTRUMENTS are short term debt instruments such as negotiable certificates of deposit (CDs),

                                                                   Prospectus 29

Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.

     OPTIONS. In general, an OPTION is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the money. There are two types of options commonly used by investors. A CALL OPTION gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A PUT OPTION is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. Put option buyers speculate that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.

     PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.

     PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.

     REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.

     SHORT SELLING involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price. The Fund's ability to make short sales is limited. For more information regarding the risks of short selling please see "Principal Risks of Investing" on page 7 of the prospectus or refer to the SAI.

     SELLING SHORT AGAINST THE BOX is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).

     U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and have a maturity of one year or less. Longer-dated Treasury securities are issued with interest paid semi-annually to holders. Notes are generally issued in maturities of 10 years and shorter, and bonds are currently issued with a maturity of 30 years.





30 Prospectus

     WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.


 ................................................................................

OTHER IMPORTANT INFORMATION

     The following documents contain important information about Wasatch Funds and are available free of charge.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI supplements the information provided in this prospectus. It has been filed with the Securities and Exchange Commission (SEC). The SAI is legally part of this prospectus and is incorporated into it by reference.

ANNUAL/SEMI-ANNUAL REPORTS

     Additional information about the Fund's investments will be available in Wasatch Funds' next semi-annual report dated March 31, 2001 and annual report dated September 30, 2001.

     The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during Wasatch Funds' last fiscal year.

     To request a free copy of the Fund's SAI or, when they become available, the Fund's annual or semi-annual reports, or to obtain other information please call a Shareholder Services Representative at:

1 (800) 551-1700
Monday - Friday 7:00 a.m. to 7:00 p.m. Central Time

or you can write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

     The SAI and other information is available from Wasatch Funds via e-mail or on our web site at WWW.WASATCHFUNDS.COM.

     You can go to the SEC's web site (http://www.sec.gov) to view reports and other information that Wasatch Funds has filed electronically with the SEC. Copies of this information may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or by electronic request at the following e-mail address: publicinfo@sec.gov.

     Call the Commission at (202) 942-8090 for information.


QUESTIONS ABOUT THIS PROSPECTUS

     If you have any questions about information contained in this prospectus please call a Shareholder Services Representative at 1 (800) 551-1700. They are available to assist you from 7:00 a.m. to 7:00 p.m. Central Time. You can also e-mail your questions or comments via the Wasatch Funds web site at WWW.WASATCHFUNDS.COM.


Investment Company Act File Number:
811-4920


                                                                   Prospectus 31

                       STATEMENT OF ADDITIONAL INFORMATION

                         WASATCH GLOBAL TECHNOLOGY FUND

                               WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                            Salt Lake City, UT 84111

                                December 18, 2000


WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in seven separate series or "Funds," six of which are described in a separate Statement of Additional
Information: Micro Cap Fund, Small Cap Value Fund (formerly Micro-Cap Value
Fund), Small Cap Growth Fund (formerly Aggressive Equity Fund), Core Growth Fund (formerly Growth Fund), Ultra Growth Fund (formerly Mid Cap Fund) and Wasatch-Hoisington U.S. Treasury Fund. This Statement of Additional Information describes the Wasatch Global Technology Fund.


This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1 (800) 551-1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated December 18, 2000. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

TABLE OF CONTENTS
-----------------

General Information and History................................................................. 2
Investment Objective and Strategies............................................................. 2
Strategies and Risks............................................................................ 2
Fund Restrictions and Policies..................................................................13
Management of the Company.......................................................................15
Control Persons and Principal Holders of Securities.............................................17
Code of Ethics..................................................................................17
Investment Advisory and Other Services..........................................................17
Brokerage Allocation and Other Practices........................................................19
Capital Stock and Other Securities..............................................................19
Purchase, Redemption and Pricing of Securities Being Offered....................................20
Tax Status......................................................................................22
Calculation of Performance Data.................................................................22

GENERAL INFORMATION AND HISTORY


Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota Corporation in January 1998. The Global Technology Fund (the "Fund") commenced operations on December 18, 2000.


INVESTMENT OBJECTIVE AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering seven separate Funds, one of which, the Wasatch Global Technology Fund, is described herein. The Fund is a non-diversified fund.

While the Fund is "non-diversified", which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Funds assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).


WASATCH GLOBAL TECHNOLOGY FUND. The Wasatch Global Technology Fund seeks long term growth of capital. In pursuit of its objective, the Fund will invest primarily in the equity securities of technology companies based in at least three countries including the United States. Wasatch Advisors, Inc., (either the "Advisor" or "Wasatch") uses a process of "bottom-up" fundamental analysis to identify companies that may benefit from the application of science and technology to commerce or industry. Typically, these will be companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care, biotechnology and other industries. The Fund may invest in companies of any size. However, because technology is a rapidly changing sector, the Advisor expects a significant portion of the Fund's assets to be invested in early stage, small and mid-size companies.


STRATEGIES AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in more detail the investment strategies, and the associated risks, that may be used by the Fund.

FOREIGN SECURITIES. The Fund may invest in foreign securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

ADDITIONAL RISKS OF FOREIGN SECURITIES.

         FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and in particular emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer that the five day customary settlement time for U.S. securities.

Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

         CURRENCY RISK. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

         POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investment.

         REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

         FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

         TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges are generally higher than those involved in domestic transactions.

         EMERGING COUNTRY AND EMERGING SECURITIES MARKETS. The Fund may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The Fund may borrow money only if, immediately after the borrowing, the value of its net assets are at least 300% of the amount of the borrowing. If, the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan..

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.


The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. These securities will be valued by the Advisor, under the supervision of the Board of Directors, using measures the Advisor believes to be appropriate. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its position in these securities.

If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.


FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.


The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.


FUTURES CONTRACTS. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund's portfolio securities, or in securities the Fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard the Fund's portfolio. If the market declines as anticipated, the value of stocks in the Fund's portfolio would decrease, but the value of the Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.


The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund's initial investment in that contract.


         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PUT AND CALL OPTIONS. The Fund may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security the Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

         PURCHASING PUT AND CALL OPTIONS. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

         WRITING PUT AND CALL OPTIONS. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund will write only covered put and call options.

         OTC OPTIONS. The Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS

         LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

The above limitation on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money amount may be excluded in computing such 5%.

SHORT SALES. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will recognize a loss if the market price of the security increases between the date of the short sale and the date on which the security is replaced, or a gain if the security declines in value between those dates. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.


A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market. However, the Fund could suffer both a loss on the purchase or retention of one security if its price declines, and a loss on a short sale of another security if the price increases. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than had it not engaged in short sales. Among the factors which the Advisor may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management and a belief that a disparity exists between the price of the security and its underlying assets or other values.

The Fund will not engage in a short sale transaction if it would cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. The Fund may also sell short "against the box," i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Fund invests in warrants to participate in an anticipated increase in the market value of the security. If such market vale increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Fund by attachment to a security.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.


In selecting convertible securities for the Fund, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.


The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.


REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The Fund may not:

     1. Purchase or sell real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     3. Purchase securities from brokers on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

     4. Make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

     5. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 6 below. This limitation shall not prohibit the Fund from making deposits of assets to margin or guarantee positions in futures, options or forward contracts or similar transactions.


     6. Borrow money, from others, or banks if the amount will cause the Fund's net assets (including amounts borrowed) to be less than 300% of the borrowings. If the Fund's net assets become less than 300% of the borrowings, the Fund must reduce its borrowings to the extent required to restore such 300% coverage, within three business days.


     7. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     8. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

The following restrictions are non-fundamental restrictions and may be changed by the Company's Board of Directors without shareholder vote.

The Fund will not:

     1.  Make investments for the purpose of exercising control or management.

     2.  Invest more than 5% of its net assets in other investment companies.

     3. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     5. Invest more than 10% of its total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected and serve until their successors are elected and qualified.

Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors.

The directors and executive officers of the Funds and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch Advisors, Inc. retains proprietary rights to the Company name.


       *Samuel S. Stewart, Jr., Ph.D., CFA - President and Chairman of the Board

                President and Chairman of the Board of the Company; Chairman of the Board and Director of Research for the Advisor since 1975; Professor of Finance at the University of Utah since 1975. Age 58.

       *Roy S. Jespersen, MBA - Vice President and Director

                Vice President and Director of the Company; Vice President, Director of Client Services and Marketing for the Advisor since 1983. Age 57.

       *Venice F. Edwards, CFA - Secretary/Treasurer

                Secretary/Treasurer of the Company; Compliance Officer for the Advisor since 1995; Portfolio Advisor for the Advisor since 1983. Age 50.

       *Jeff S. Cardon, CFA -Executive Vice President and Director

                Vice President and Director of the Company; President since 1999 and Director of the Advisor since 1985; Security Analyst for the Advisor since 1980. Age 43.


       James U. Jensen - Director
       NPS Pharmaceuticals, Inc.
       420 Chipeta Way
       Salt Lake City, Utah  84108

                 Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 56.

       William R. Swinyard - Director
       Management Office
       680 Tanner Building
       Brigham Young University
       Provo, Utah  84602

                 Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 60.

         * Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.


The Fund's standard method of compensating Directors is to pay each disinterested Director a retainer of $8,000 per year for services rendered and a fee of $500 for each meeting attended. The Fund also may reimburse its disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 2000 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE


                                                 Aggregate
               Name of Person,                  Compensation     Total Compensation From
               Position                         From Company     Company Paid to Directors
               ---------------                  ------------     -------------------------


               Samuel S.  Stewart,  Jr.               $0                   $0
               President  and  Chairman
               of the Board

               Roy S.  Jespersen,  Vice               $0                   $0
               President and Director

               Venice Edwards                         $0                   $0
               Secretary/Treasurer

               Jeff  S.  Cardon,   Vice               $0                   $0
               President
               and Director

               James U. Jensen                   $10,500              $10,500
               Director

               William R. Swinyard               $10,500              $10,500
               Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 18, 2000, Wasatch Advisors owned all of the outstanding shares of the Fund. As of December 18, 2000, the directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

CODE OF ETHICS

Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Fund and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of the Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its access persons. Access Persons are required to pre-clear by memo approved by the Advisor's Investment Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Fund's interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

INVESTMENT ADVISORY AND OTHER SERVICES

As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds of approximately $1.8 billion as of October 31, 2000.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President and Director; Roy S. Jespersen, Vice President and Director; Venice F. Edwards, Secretary; Karey Barker, Director; and Robert Gardiner, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Advisor who owns more than 25% of the Advisor's outstanding equity and is deemed to control the Advisor.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.50%. This fee is higher than those paid by some investment companies. The management fee is computed and accrued daily and is payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund's assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisor has voluntarily agreed to total expenses of the Fund at least through September 30, 2001, to 1.95% of average net assets computed on a daily basis. The Advisor may rescind these limitations on expenses at any time. In the event of rescission the terms of the Advisory and Service Contract would govern.

GENERAL INFORMATION

ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. ("Sunstone"), 803 West Michigan Street, Suite A, Milwaukee, WI 53233, calculates daily net asset values of the Fund, oversees the Fund's Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian), oversees the Fund's insurance relationships, participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations. As Administrator, Sunstone, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, Sunstone receives a fee on the combined value of the Fund computed daily and payable monthly, at the annual rate of twenty-two hundredths of one percent (0.22%) on the first $50 million of the average daily net assets, and decreasing as assets reach certain levels, subject to a minimum fee of $55,000.


Sunstone also acts as the Fund's Transfer Agent. As Transfer Agent, Sunstone keeps records of shareholder accounts and transactions. The Fund pays Sunstone a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

CUSTODIAN. UMB Bank, n.a. serves as the Fund's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Fund pays a monthly fee at the annual rate of 0.75 basis points on combined net assets up to $500,000,000, plus 0.50 basis points on the combined net assets in excess of $500,000,000.

The Company, on behalf of the Fund, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Fund compensates the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Fund.

LEGAL COUNSEL. Michael J. Radmer, Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS. Arthur Andersen LLP, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4107 are the Company's independent Certified Public Accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

BROKERAGE ALLOCATION AND OTHER PRACTICES


The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund, and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of
Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.

Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

Consistent with both the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, and subject to seeking best execution, the Advisor may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Company) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Advisor's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Advisor.


There are no commission or stated markups on principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Seven such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Technology Fund
Series G Common - Small Cap Value Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

SHAREHOLDER MEETINGS. Reincorporating the Company in Minnesota means that the Company is no longer required to hold annual meetings of shareholders as they were under Utah law. Minnesota bylaws provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information about the Funds through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of dividends.

Investors may exchange their shares of the Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone, in its capacity as Transfer Agent for the Fund, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Company has filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

                           (1)      $250,000 or

                           (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Company intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Company to do so. In making a redemption in kind, the Company reserves the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund's shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

If the Fund is liable for foreign taxes, although it may meet the requirements of the Code for passing through to its shareholders foreign taxes paid, there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Fund will calculate performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV    1/n
                  T=[(------)-1]

                       P

                  Where:            T=   average annual total return.

                                  ERV=   ending redeemable value at the end of
                                         the period covered by the computation
                                         of a hypothetical $1,000 payment made
                                         at the beginning of the period.

                                    P=   hypothetical initial payment of $1,000.

                                    n=   period covered by the computation,
                                         expressed in terms of years.

         The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                       ERV
                  T=[(------)-1]

                       P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         This calculation can be expressed as follows:

                     a-b

         Yield=2[(----+1)6 -1]
                     cd

                  Where:        a=    dividends and interest earned during the
                                      period.

                                b= expenses accrued for the period (net of reimbursements).

                                c=    the average daily number of Units
                                      outstanding during the period that were
                                      entitled to receive dividends.

                                     PART C

                                OTHER INFORMATION

ITEM 23   EXHIBITS

          a.        Articles of Incorporation of Wasatch Funds, Inc. dated November 3, 1997(5)
          b-1       Bylaws of Wasatch Funds, Inc. dated November 3, 1997(5)
          b-2.      Bylaws of Wasatch Funds, Inc. dated September 25, 2000(7)
          c.        None
          d-1.      Advisory and Service Contract dated January 27, 1998(5)
          d-2.      Expense Reimbursement Agreement dated January 16, 1997(5)
          d-3       Expense Reimbursement Agreement dated December 15, 2000(8)
          e.        None
          f.        None
          g-1       Custodian Agreement between Wasatch Funds, Inc. and UMB Bank, n.a. dated
                    February 16, 1996(2)
          g-2.      Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB
                    Bank, n.a. dated July 14, 1996(2)
          g-3.      Amendment to Custodian Agreement between Wasatch Funds, Inc. and UMB
                    Bank, n.a. dated December 12, 1997(3)
          h-1.      Administration and Fund Accounting  Agreement between Wasatch Funds, Inc.
                    and Sunstone Financial Group, Inc. dated December 8, 1995(1)
          h-2.      Amendment to Administration and Fund Accounting Agreement between
                    Wasatch Funds, Inc. and Sunstone Financial Group, Inc. dated October 1, 1996(2)
          h-3.      Amendment to Administration and Fund Accounting Agreement between Wasatch
                    Funds, Inc. and Sunstone Financial Group, Inc. dated December 5, 1997(3)
          h-4.      Administration and Fund Accounting Agreement between Wasatch Funds, Inc.
                    and Sunstone Financial Group, Inc., dated March 1, 2000.(6)
          h-5.      Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial
                    Group, Inc. dated January 1, 1997(3)
          h-6.      Amendment to Transfer Agent Agreement between Wasatch Funds, Inc. and
                    Sunstone Investor Services, LLC. dated December 17, 1997(3)
          h-7.      Transfer Agent Agreement between Wasatch Funds, Inc. and Sunstone Financial
                    Group, Inc. dated March 1, 2000(6)
          h-8       Amended Schedules A and C to the  Administration  and Fund Accounting
                    Agreement between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.
                    dated March 1, 2000.(8)
          h-9       Amended  Schedules A and C to the  Transfer  Agent  Agreement  between  Wasatch
                    Funds,  Inc.  and  Sunstone Financial Group, Inc. dated March 1, 2000.(8)
          i.        Opinion of Counsel(8)
          j.        None
          k.        None
          l.        None
          m.        None
          n.        None.
          p.        Code of Ethics of Wasatch Advisors, Inc., and Wasatch Funds, Inc.(7)

-------------------------

(1) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

(2) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 14 to the Company's Registration Statement on Form N-1A.

(3) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 16 to the Company's Registration Statement on Form N-1A.

(4) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 17 to the Company's Registration Statement on Form N-1A.

(5) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 18 to the Company's Registration Statement on Form N-1A.

(6) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 19 to the Company's Registration Statement on Form N-1A.

(7) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 20 to the Company's Registration Statement on Form N-1A.

(8) Filed herewith.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

ITEM 25.   INDEMNIFICATION

The Registrant's Articles of Incorporation provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

As of October 31, 2000, Wasatch Advisors, Inc. (the "Manager" of the Registrant) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the six series of Wasatch Funds, Inc. The total assets under management were approximately $1.8 billion (including the Funds) as of October 31, 2000.

Certain information regarding each officer and director of the Manager including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

                                                                                           Other Substantial
                                                  Position                          Business, Profession, Vocation
Name                                            with Manager                                 or Employment
----                                            ------------                        ------------------------------
Samuel S. Stewart, Jr., Ph.D.            President, Chairman of the Board,               Professor of Finance,
                                         Director and Director of Research               University of Utah


Roy S. Jespersen                         Vice President, Director, and Portfolio                   --
                                         Manager

Jeff S. Cardon                           Vice President, Director, and Securities                  --
                                         Analyst

Mark E. Bailey                           Vice President, Director, and Portfolio                   --
                                         Manager

Jeff H. Collings                         Secretary, Treasurer                                      --

Karolyn Barker                           Director and Research Analyst                             --

Robert Gardiner                          Director and Research Analyst                             --


ITEM 27.   PRINCIPAL UNDERWRITERS

    None

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     1. Wasatch Advisors, Inc., 150 Social Hall Avenue, Salt Lake City, Utah 84111 (records relating to its function as investment advisor).

     2. UMB Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141 (records relating to its function as custodian.

     3. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as administrator and fund accounting servicing agent).

     4. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).

ITEM 29.     MANAGEMENT SERVICES

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.     UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, as amended and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Salt Lake City, and the State of Utah on the 12th day of December 2000.

WASATCH FUNDS, INC.

By   /s/ Samuel S. Stewart, Jr., Ph.D.
     ---------------------------------
     Samuel S. Stewart, Jr., Ph.D.,
     President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


           Signature                                           Title                         Date
           ---------                                           -----                         ----

/s/Samuel S. Stewart, Jr., Ph.D.                  President and Director           December 12, 2000
--------------------------------                  (principal executive officer)
Samuel S. Stewart, Jr., Ph.D.


/s/Venice Edwards                                 Secretary and Treasurer          December 12, 2000
-----------------                                 (principal financial and
Venice Edwards                                    accounting officer)

/s/Roy S. Jesperson                               Vice President and Director      December 14, 2000
-------------------
Roy S. Jespersen

/s/Jeff S. Cardon                                 Vice President and Director      December 14, 2000
-----------------
Jeff S. Cardon

------------------------                          Director
James U. Jensen, Esquire

------------------------                          Director
William R. Swinyard